PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the new construction of 400 Lake Shore. The 72-story, mixed-use property will be home to 635 residential units, 127 of which will be set aside as affordable.

Located at the intersection of the Chicago River and Lake Michigan, this transformative project totaling over a million residential gross square feet is designed to incorporate proportioned intervals that will present a rare opportunity to enjoy sweeping, 180-degree view of the adjacent lakefront, river and cityscape and give the tower its distinctive telescoping profile that identifies it as a new icon on the Chicago skyline. The design of 400 Lake Shore completes the eastern edge of the Chicago Riverwalk, connecting it to DuSable Park, a waterfront green space that is expected to become Chicago’s newest lakefront destination.

HIT ROLE	The HIT committed to finance $55 million as part of a syndicate of institutional lenders that together are providing a construction loan for the development of 400 Lake Shore. This commitment represents the HIT’s 67th investment in Chicago, and 120th in Illinois.
SOCIAL IMPACT	400 Lake Shore brings affordable housing to the lakefront with 20% of its units restricted to households at or below 50% of the area median income. The development will also bring 4.5 acres of public green space, including DuSable Park and the completion of the Founder’s Way path on the Chicago Riverwalk.

Moreover, the project was designed to meet multiple federal, state and local building sustainability requirements including a “Two Green Globes” certification.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $55.0 Million	Total Development Cost $543.3 Million	635 Units (20% affordable)	3,316,100 Hours of Union ConstructionWork Generated	$140.3 Million Tax revenue generated	$948.9 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of December 31, 2023. Economic impact data is in 2023 dollars and all other figures are nominal.

PROJECT PROFILE | 400 Lake Shore Drive – Chicago, IL

“It is terrific to see union pension dollars financing a union-built project of this scale. Through its investment in 400 Lake Shore, the HIT is generating critically needed jobs and apprenticeship opportunities for Chicago Laborers District Council members as well as Chicago and Cook County building trades.”

- James P. Connolly Business Manager
Chicago Laborers District Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

3/2024

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com